UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2010

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-2979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2010, the Company filed with the Delaware Secretary of State a Certificate of Amendment of the Company’s Certificate of Incorporation which, effective upon filing, increased the number of shares of the Company’s common stock authorized for issuance from 6 billion to 9 billion.

The Certificate of Amendment of the Company’s Certificate of Incorporation is filed herewith as Exhibit 3(a) and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on April 27, 2010. At the meeting, stockholders elected all 16 of the directors nominated by the Board of Directors and ratified the appointment of KPMG LLP as independent auditors for 2010. Each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election as reflected below. In addition, stockholders approved the compensation of the Company’s named executive officers as disclosed in the Company’s 2010 proxy statement and the amendment to the Company’s Certificate of Incorporation, and did not approve the four stockholder proposals presented at the meeting, as follows:

Election of Director Nominees

Director	For	Against	Abstentions	Broker Non-Votes
John D. Baker II	3,643,756,225	341,476,796	11,075,580	422,373,682

John S. Chen	3,672,326,357	312,975,774	11,006,470	422,373,682

Lloyd H. Dean	3,919,320,061	65,823,223	11,165,317	422,373,682

Susan E. Engel	3,811,325,328	174,770,681	10,212,592	422,373,682

Enrique Hernandez, Jr.	3,739,595,719	245,527,651	11,185,231	422,373,682

Donald M. James	3,249,655,919	735,655,005	10,997,677	422,373,682

Richard D. McCormick	3,808,536,157	177,384,094	10,388,350	422,373,682

Mackey J. McDonald	3,640,074,216	345,657,704	10,576,681	422,373,682

Cynthia H. Milligan	3,650,469,930	335,115,604	10,723,067	422,373,682

Nicholas G. Moore	3,919,730,438	65,582,904	10,995,259	422,373,682

Philip J. Quigley	2,851,391,780	1,131,895,836	13,020,985	422,373,682

Judith M. Runstad	3,928,647,852	57,273,045	10,387,704	422,373,682

Stephen W. Sanger	3,822,677,648	162,778,173	10,852,780	422,373,682

Robert K. Steel	3,915,953,653	69,567,592	10,787,356	422,373,682

John G. Stumpf	3,863,388,661	124,108,891	8,807,705	422,377,026

Susan G. Swenson	3,777,775,657	208,609,175	9,923,769	422,373,682

Proposal to Approve a Non-Binding Advisory Resolution Regarding the Compensation of the Company’s Named Executives

For	Against	Abstentions	Broker Non-Votes
3,181,604,191	1,172,994,432	64,079,366	4,294

Proposal to Approve an Amendment to the Company’s Certificate of Incorporation

For	Against	Abstentions	Broker Non-Votes
4,252,289,207	150,455,897	15,930,114	7,065

Proposal to Ratify the Appointment of KPMG LLP as Independent Auditors for 2010

For	Against	Abstentions	Broker Non-Votes
4,305,615,706	102,604,218	10,462,359	0

Stockholder Proposal Regarding an Advisory Vote on Executive and Director Compensation

For	Against	Abstentions	Broker Non-Votes
1,197,664,576	2,522,098,980	276,489,791	422,428,936

Stockholder Proposal Regarding a Policy to Require an Independent Chairman

For	Against	Abstentions	Broker Non-Votes
1,072,646,453	2,909,912,609	13,733,565	422,389,656

Stockholder Proposal Regarding a Report on Charitable Contributions

For	Against	Abstentions	Broker Non-Votes
173,931,488	3,089,565,549	732,800,272	422,384,974

Stockholder Proposal Regarding a Report on Political Contributions

For	Against	Abstentions	Broker Non-Votes
913,023,682	2,304,679,802	778,598,825	422,379,974

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3(a)	Certificate of Amendment of Certificate of Incorporation filed with the Delaware Secretary of State on April 29, 2010, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2010	WELLS FARGO & COMPANY

	By:	/S/ LAUREL A. HOLSCHUH
Laurel A. Holschuh
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3(a)	Certificate of Amendment of Certificate of Incorporation filed with the Delaware Secretary of State on April 29, 2010, filed herewith